Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT

CHIEF FINANCIAL OFFICER

EXANTAS CAPITAL CORP.

717 Fifth Avenue

New York, NY 10022

212-621-3210

EXANTAS CAPITAL CORP.

REPORTS RESULTS FOR

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019

New York, NY, October 30, 2019 - Exantas Capital Corp. (NYSE: XAN) ("XAN" or the "Company") reports results for the three and nine months ended September 30, 2019.

Significant Items and Highlights

•	GAAP net income allocable to common shares was $0.31 per share-diluted for the three months ended September 30, 2019.
•	Core Earnings were $0.31 per common share-diluted for the three months ended September 30, 2019 (see Schedule I).
•

Management anticipates the Company will declare a cash dividend of $0.275 per share on its common stock for the fourth quarter of 2019, which would be a 10.0% increase over the third quarter of 2019 dividend of $0.25 per share and a 57.1% increase over the fourth quarter of 2018 dividend of $0.175 per share.

•	XAN originated or acquired $105.1 million and $739.1 million of new commercial real estate ("CRE") loans during the three and nine months ended September 30, 2019, respectively. (see Schedule III).
•	GAAP book value was $14.12 per common share at September 30, 2019, up from $14.06 per common share at June 30, 2019.
•

Economic book value, which adjusts for the face redemption amounts of the Company's outstanding preferred stock and convertible senior notes, was $13.71 per common share at September 30, 2019, up from $13.63 per common share at June 30, 2019 (see Schedule IV).

Three and Nine Months Ended September 30, 2019 Results

•

GAAP net income allocable to common shares was $10.0 million, or $0.31 per share-diluted, and $21.8 million, or $0.69 per share-diluted, for the three and nine months ended September 30, 2019, respectively, as compared to GAAP net income allocable to common shares of $6.0 million, or $0.19 per share-diluted, and a GAAP net loss allocable to common shares of $394,000, or $(0.01) per share-diluted, for the three and nine months ended September 30, 2018, respectively.

•

GAAP net income allocable to common shares for the three months ended September 30, 2019 includes a $1.1 million, or $0.04 per share-diluted, non-cash recovery on provisions for loan losses resulting substantially from the repayment in full of $72.6 million of loans that were risk rated in category 3 (behind underwritten expectations) at June 30, 2019.

•

Core Earnings were $9.9 million, or $0.31 per common share-diluted, and $26.6 million, or $0.84 per common share-diluted, for the three and nine months ended September 30, 2019, respectively (see Schedule I).

•	Common stock cash dividends of $0.25 and $0.675 per share were declared and have since been paid for the three and nine months ended September 30, 2019, respectively.

Additional Items

Commercial Real Estate

•	Substantially all of XAN's $1.8 billion CRE loan portfolio comprised floating rate senior whole loans at September 30, 2019.
•	XAN's CRE floating rate whole loan portfolio had a weighted average spread of 3.64% over the one-month London Interbank Offered Rate ("LIBOR") of 2.02% at September 30, 2019.

The following table summarizes XAN's CRE loan activities and fundings of previous commitments for the three, nine and twelve months ended September 30, 2019 (in millions, except percentages and amounts in footnotes):

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019	Twelve Months Ended September 30, 2019
New CRE loan commitments	$105.1	$519.6	$794.4
New CRE preferred equity investment	—	8.7	8.7
Total CRE loan commitments and investments	105.1	528.3	803.1
Payoffs and paydowns (1)(2)	(256.8)	(461.2)	(664.3)
Previous commitments funded	7.9	32.2	45.4
New unfunded loan commitments and investments	(12.0)	(39.6)	(70.0)
Net CRE loans (repaid) funded	(155.8)	59.7	114.2

Acquired CRE loans (committed balance)	—	210.8	210.8
Payoffs and paydowns (1)	(0.1)	(16.8)	(16.8)
Previous commitments funded	0.2	0.2	0.2
Acquired unfunded loan commitments	—	(14.0)	(14.0)
Net CRE loans acquired	0.1	180.2	180.2

Net CRE loans (repaid) funded and acquired	$(155.7)	$239.9	$294.4

Weighted average one-month LIBOR floor on new originations and acquisitions (3)	2.34%	2.28%	2.23%
Weighted average spread above one-month LIBOR (3)	3.10%	3.42%	3.33%
Weighted average unlevered yield, including amortization of origination fees and acquisition costs	5.75%	5.90%	5.85%
(1)	CRE loan payoffs and extensions resulted in exit and extension fees of $741,000, $1.7 million and $2.7 million during the three, nine and twelve months ended September 30, 2019, respectively.
(2)	Activity excludes legacy CRE loans.
(3)	Applies to new floating rate CRE whole loans funded and acquired.

Commercial Mortgage-Backed Securities

XAN's $506.0 million commercial mortgage-backed securities ("CMBS") portfolio, at par, had a carrying value of $471.8 million (due substantially to net purchase discounts) and a weighted average coupon of 4.54% at September 30, 2019.

The following table summarizes XAN's CMBS activities, at face value, for the three, nine and twelve months ended September 30, 2019 (in millions, except percentages):

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019	Twelve Months Ended September 30, 2019
CMBS acquisitions	$33.5	$74.2	$157.4
Sales	—	(0.6)	(5.6)
Principal paydowns	(9.5)	(33.5)	(40.2)
CMBS acquisitions, net	$24.0	$40.1	$111.6

Weighted average coupon at the respective period end (1)	4.66%	4.77%	4.57%
(1)	Applies to new CMBS acquired during the respective periods.

Commercial Real Estate Securitizations

•

XAN completed the liquidation of Resource Capital Corp. 2017-CRE5, Ltd. ("RCC 2017-CRE5") on July 16, 2019 by repaying the $42.0 million of remaining notes outstanding. Following the liquidation, $112.8 million of CRE loans, at par, that had been financed by RCC 2017-CRE5 were distributed to XAN.

Liquidity

•	At October 30, 2019, XAN's available liquidity consisted of two primary sources:
•	unrestricted cash and cash equivalents of $56.6 million; and
•	approximately $126.6 million of liquidity from available financing of unlevered CRE loans and CMBS.

Common Stock Book Value, Economic Book Value and Total Stockholders' Equity

The following table rolls forward XAN's common stock book value from June 30, 2019 to September 30, 2019 and reconciles common stock book value to economic book value, a non-GAAP measure, at September 30, 2019 (see Schedule IV) (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at June 30, 2019 (1)	$441,996	$14.06
Net income allocable to common shares	9,969	0.31
Change in other comprehensive income:
Available-for-sale securities	1,387	0.04
Derivatives	(1,908)	(0.06)
Common stock dividends	(7,862)	(0.25)
Common stock dividends on unvested shares	(106)	—
Accretion from additional shares outstanding at September 30, 2019 (2)	594	0.02
Total net increase	2,074	0.06
Common stock book value at September 30, 2019 (1)(3)	$444,070	$14.12

Reconciling items in arriving at economic book value at September 30, 2019:
Non-cash convertible senior notes' unamortized discounts:
4.50% Convertible Senior Notes	(8,833)	(0.28)
8.00% Convertible Senior Notes	(41)	—
Series C Preferred Stock redemption value in excess of carrying value	(4,045)	(0.13)
Economic book value at September 30, 2019	$431,151	$13.71
(1)

Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 424,164 and 426,771 shares at September 30, 2019 and June 30, 2019, respectively. The denominators for the calculations are 31,446,738 and 31,443,123 at September 30, 2019 and June 30, 2019, respectively.

(2)	Per share amount calculations include 3,615 additional shares of restricted stock that vested during the three months ended September 30, 2019.
(3)	Common stock book value is calculated as total stockholders' equity of $560.0 million less preferred stock equity of $116.0 million at September 30, 2019.

The following table presents the economic book value per common share at the dates presented:

	At September 30, 2019	At June 30, 2019	At March 31, 2019	At December 31, 2018	At September 30, 2018
Economic book value	$13.71	$13.63	$13.60	$13.54	$13.72

Investment Portfolio

The following table summarizes the amortized cost and net carrying amount of XAN's investment portfolio at September 30, 2019, classified by asset type (in thousands, except percentages and amounts in footnotes):

At September 30, 2019	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans (1)(2)	$1,754,797	$1,753,337	76.76%	5.82%
CRE mezzanine loan and preferred equity investments (2)	30,476	30,476	1.33%	11.18%
CMBS, fixed rate (3)	118,481	125,198	5.48%	4.10%
CMBS, floating rate (3)	346,408	346,650	15.18%	4.75%
Total Core Assets	2,250,162	2,255,661	98.75%
Non-Core Assets:
Legacy CRE loans (4)(5)	34,762	28,638	1.25%	1.51%
Total Core and Non-Core Assets	$2,284,924	$2,284,299	100.00%
(1)	Net carrying amount includes an allowance for loan losses of $1.5 million at September 30, 2019.
(2)	Classified as CRE loans on the consolidated balance sheet.
(3)	Classified as investment securities available-for-sale on the consolidated balance sheet.
(4)	Includes one legacy CRE loan with an amortized cost of $11.5 million classified as a CRE loan on the consolidated balance sheet as XAN intends to hold this loan to maturity.
(5)	Net carrying amount includes a lower of cost or market value adjustment at September 30, 2019.

Strategic Plan Update

In November 2016, XAN's board of directors approved the strategic plan (the "Plan"). The Plan contemplated disposing of certain loans underwritten prior to 2010, exiting non-core businesses and investments, and maintaining a dividend policy based on sustainable earnings. XAN has substantially completed the execution of the Plan.

At September 30, 2019, XAN had approximately $28.6 million, composed of two legacy CRE loans, remaining of the $480.1 million of identified Plan assets.

Supplemental Information

The following schedules of reconciliations and supplemental information at September 30, 2019 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;
•	Schedule II - Summary of Securitization Performance Statistics;
•	Schedule III - CRE Loan Activities;
•	Schedule IV - Economic Book Value Per Share; and
•	Schedule V - Supplemental Information.

About Exantas Capital Corp.

Exantas Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments.

The Company is externally managed by Exantas Capital Manager Inc. (the "Manager"), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.

For more information, please visit XAN's website at www.exantas.com or contact investor relations at IR@exantas.com.

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. XAN's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;
•	the availability of debt and equity capital to acquire and finance investments;
•	defaults or bankruptcies by borrowers on XAN's loans or on loans underlying its investments;
•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying XAN's investments;
•	increases in financing or administrative costs; and
•	general business and economic conditions that have in the past impaired and may in the future impair the credit quality of borrowers and XAN's ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which XAN is subject, see Item 1A, "Risk Factors," included in its Annual Report on Form 10-K for the year ended December 31, 2018 and the risks expressed in its other public filings with the Securities and Exchange Commission (the "SEC").

XAN cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to XAN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, XAN undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Furthermore, certain non-GAAP financial measures are discussed in this release. XAN's presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I and Schedule IV of this release and can be accessed through XAN's filings with the SEC at www.sec.gov.

The remainder of this release contains XAN's unaudited (2019) and audited (2018) consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, a summary of XAN's CRE loan activities, a reconciliation of XAN's common stock book value to its economic book value and supplemental information regarding XAN's CRE loan portfolio.

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	September 30, 2019	December 31, 2018
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$51,286	$82,816
Restricted cash	16,614	12,658
Accrued interest receivable	8,647	8,198
CRE loans, net of allowances of $1,460 and $1,401	1,795,310	1,551,967
Investment securities available-for-sale	471,848	418,998
Principal paydowns receivable	105,464	32,083
Investments in unconsolidated entities	1,548	1,548
Derivatives, at fair value	—	985
Other assets	4,069	4,015
Assets held for sale (amounts include $17,141 and $17,000 of legacy CRE loans held for sale in continuing operations)	17,407	17,645
Total assets	$2,472,193	$2,130,913
LIABILITIES (2)
Accounts payable and other liabilities	$3,229	$7,550
Management fee payable	1,142	938
Accrued interest payable	2,523	4,224
Borrowings	1,887,426	1,554,223
Distributions payable	9,693	7,265
Derivatives, at fair value	6,355	1,043
Accrued tax liability	33	31
Liabilities held for sale	1,766	1,820
Total liabilities	1,912,167	1,577,094
STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 31,870,902 and 31,657,499 shares issued and outstanding (including 424,164 and 422,671 of unvested restricted shares)	32	32
Additional paid-in capital	1,084,365	1,082,677
Accumulated other comprehensive income (loss)	1,156	(3,057)
Distributions in excess of earnings	(525,532)	(525,838)
Total stockholders' equity	560,026	553,819
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,472,193	$2,130,913

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS - (Continued)

(in thousands, except share and per share data)

	September 30, 2019	December 31, 2018
	(unaudited)
(1) Assets of consolidated variable interest entities ("VIEs") included in total assets above:
Restricted cash	$5,808	$6,189
Accrued interest receivable	4,308	3,548
CRE loans, pledged as collateral and net of allowances of $895 and $763	1,080,532	700,223
Principal paydowns receivable	26,308	31,914
Other assets	95	157
Total assets of consolidated VIEs	$1,117,051	$742,031
(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$137	$75
Accrued interest payable	1,053	709
Borrowings	882,510	501,045
Total liabilities of consolidated VIEs	$883,700	$501,829

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
REVENUES
Interest income:
CRE loans	$32,558	$26,496	$90,289	$74,314
Securities	6,596	5,217	19,562	12,878
Other	138	123	511	261
Total interest income	39,292	31,836	110,362	87,453
Interest expense	22,712	17,322	63,688	47,865
Net interest income	16,580	14,514	46,674	39,588
Other revenue	25	25	77	82
Total revenues	16,605	14,539	46,751	39,670
OPERATING EXPENSES
Management fees	2,528	2,813	6,862	8,438
Equity compensation	552	757	1,647	2,383
General and administrative	2,086	2,336	7,158	7,943
Depreciation and amortization	8	36	39	68
(Recovery of) provision for loan losses, net	(1,137)	(461)	58	(1,260)
Total operating expenses	4,037	5,481	15,764	17,572

	12,568	9,058	30,987	22,098
OTHER INCOME (EXPENSE)
Equity in earnings of unconsolidated entities	—	454	—	231
Net realized and unrealized gain on investment securities available-for-sale and loans and derivatives	—	279	4	569
Net realized and unrealized gain on investment securities, trading	—	—	—	53
Fair value adjustments on financial assets held for sale	(55)	(1,588)	(1,457)	(6,244)
Other income	107	57	259	574
Total other income (expense)	52	(798)	(1,194)	(4,817)

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	12,620	8,260	29,793	17,281
Income tax benefit	—	—	—	31
NET INCOME FROM CONTINUING OPERATIONS	12,620	8,260	29,793	17,312
NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	(63)	364	(212)	161
NET INCOME	12,557	8,624	29,581	17,473
Net income allocated to preferred shares	(2,588)	(2,588)	(7,763)	(10,385)
Consideration paid in excess of carrying value of preferred shares	—	—	—	(7,482)
NET INCOME (LOSS) ALLOCABLE TO COMMON SHARES	$9,969	$6,036	$21,818	$(394)
NET INCOME (LOSS) PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$0.32	$0.18	$0.70	$(0.02)
DISCONTINUED OPERATIONS	—	0.01	(0.01)	0.01
TOTAL NET INCOME (LOSS) PER COMMON SHARE - BASIC	$0.32	$0.19	$0.69	$(0.01)
NET INCOME (LOSS) PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$0.31	$0.18	$0.70	$(0.02)
DISCONTINUED OPERATIONS	—	0.01	(0.01)	0.01
TOTAL NET INCOME (LOSS) PER COMMON SHARE - DILUTED	$0.31	$0.19	$0.69	$(0.01)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,445,492	31,229,969	31,421,294	31,186,057
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,714,755	31,477,398	31,634,371	31,186,057

SCHEDULE I

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS

(unaudited)

Core Earnings is a non-GAAP financial measure that XAN uses to evaluate its operating performance.

Core Earnings exclude the effects of certain transactions and GAAP adjustments that XAN believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale at the initial measurement date of December 31, 2016.

Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(1)(2) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Although pursuant to the Third Amended and Restated Management Agreement XAN calculates incentive compensation using Core Earnings that exclude incentive compensation payable to the Manager, XAN includes incentive compensation payable to the Manager in calculating Core Earnings for reporting purposes.

Core Earnings allocable to common shares, adjusted ("Core Earnings Adjusted") is a non-GAAP financial measure used to evaluate XAN's operating performance. Core Earnings Adjusted exclude certain non-recurring items and the results of certain transactions that are not indicative of XAN's ongoing operating performance.

Core Earnings and Core Earnings Adjusted do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as measures of liquidity under GAAP. XAN's methodology for calculating Core Earnings and Core Earnings Adjusted may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings and Core Earnings Adjusted may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares and Core Earnings allocable to common shares, adjusted for the periods presented (in thousands, except per share data and the amount in the footnotes):

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income (loss) allocable to common shares - GAAP	$9,969	$6,036	$21,818	$(394)
Adjustment for realized gains on CRE assets (3)	—	(450)	—	(450)
Net income (loss) allocable to common shares - GAAP, adjusted	9,969	5,586	21,818	(844)
Reconciling items from continuing operations:
Non-cash equity compensation expense	552	757	1,647	2,383
Non-cash (recovery of) provision for CRE loan losses	(1,137)	(293)	58	(1,092)
Litigation settlement expense (4)	—	—	—	(2,167)
Non-cash amortization of discounts or premiums associated with borrowings	722	815	2,107	2,389
Income tax benefit from non-core investments (1)(2)	—	—	—	(31)
Net realized gain on non-core assets (1)(2)	(108)	—	(123)	(476)
Net (income) loss from non-core assets (2)	(2)	(456)	24	(9)
Reconciling items from discontinued operations and CRE loans:
Net interest income on legacy CRE loans	(170)	(352)	(586)	(1,013)
Realized gain on liquidation of legacy CRE loans	—	—	—	(1,000)
Operating expenses on legacy CRE loans	—	—	—	187
Fair value adjustments on legacy CRE loans	55	1,588	1,457	6,260
Net loss from other non-CRE investments held for sale	—	2	—	508
Loss (income) from discontinued operations, net of taxes	63	(364)	212	(161)
Core Earnings before net realized loss on CRE assets	9,944	7,283	26,614	4,934

Adjustment for realized loss on CRE loan	—	(2,332)	—	(2,332)
Adjustment for realized gain on CRE-related investment	—	282	—	282
Core Earnings allocable to common shares	9,944	5,233	26,614	2,884

Reconciling items in arriving at Core Earnings allocable to common shares, adjusted:
Realized loss on sale of a previously impaired CRE loan	—	2,332	—	2,332
Loss on redemption of Series B Preferred Stock	—	—	—	7,482
Litigation settlement expense	—	—	—	2,167
Core Earnings allocable to common shares, adjusted (5)(6)	$9,944	$7,565	$26,614	$14,865

Weighted average common shares - diluted	31,715	31,477	31,634	31,186

Core Earnings per common share - diluted	$0.31	$0.17	$0.84	$0.09
Core Earnings per common share, adjusted - diluted (5)(6)	$0.31	$0.24	$0.84	$0.48
(1)	Income tax benefit from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.
(2)

Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans designated as held for sale and (v) other non-CRE assets included in assets held for sale.

(3)

Includes a realized gain of $282,000, or $0.01 per common share-diluted, in connection with the sale of CMBS and a realized recovery of CRE loan loss provision of $168,000, or $0.01 per common share-diluted, in connection with the sale of a previously impaired, 2013 vintage CRE loan for the three and nine months ended September 30, 2018.

(4)	Reflects the payment of the settlement of a securities litigation, previously accrued in 2017, for the nine months ended September 30, 2018.
(5)

Core Earnings, adjusted exclude a realized loss of $2.3 million, or $(0.07) per common share-diluted, for the three and nine months ended September 30, 2018 in connection with the sale of a previously impaired, 2013 vintage CRE loan.

(6)

Core Earnings, adjusted exclude a non-recurring charge of $7.5 million, or $(0.24) per common share-diluted, for the nine months ended September 30, 2018 in connection with the redemption of the Company's 8.25% Series B Cumulative Redeemable Preferred Stock.

SCHEDULE II

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS

(unaudited)

Distributions, Coverage Tests and Liquidations

The following table sets forth the distributions received by XAN and coverage test summaries for its active securitizations for the periods presented (in thousands):

	Cash Distributions		Overcollateralization Cushion (1)
Name	For the Nine Months Ended September 30, 2019	For the Year Ended December 31, 2018	At September 30, 2019	At the Initial Measurement Date	End of Designated Principal Reinvestment Period
XAN 2018-RSO6 (2)	$14,254	$8,323	$42,739	$25,731	December 2020
XAN 2019-RSO7 (2)	$6,183	$—	$34,352	$34,341	April 2022
Apidos CDO I, Ltd. (3)	$708	$—	N/A	$17,136	N/A
Apidos CDO III, Ltd. (3)	$—	$618	N/A	$11,269	N/A
(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the minimum amount required.
(2)

The designated principal reinvestment period for Exantas Capital Corp. 2018-RSO6, Ltd. and Exantas Capital Corp. 2019-RSO7, Ltd. is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	Apidos CDO I, Ltd. and Apidos CDO III, Ltd. were substantially liquidated in October 2014 and June 2015, respectively.

The following table sets forth the distributions received by XAN and liquidation details for its liquidated securitizations for the periods presented (in thousands):

	Cash Distributions		Liquidation Details
Name	For the Nine Months Ended September 30, 2019	For the Year Ended December 31, 2018	Liquidation Date	Remaining Assets at the Liquidation Date (1)
RCC 2015-CRE3	$—	$3,529	August 2018	$80,632
RCC 2015-CRE4	$—	$4,487	July 2018	$97,825
RCC 2017-CRE5	$12,551	$22,843	July 2019	$112,753
Whitney CLO I, Ltd. (2)	$68	$—	January 2019	$—
(1)	The remaining assets at the liquidation date were distributed to XAN in exchange for its preference shares and equity notes in the securitization.
(2)	Whitney CLO I, Ltd. was substantially liquidated in September 2013.

SCHEDULE III

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CRE LOAN ACTIVITIES

(unaudited)

The following table summarizes XAN's CRE loan activities and fundings of previous commitments for the periods then ended (in millions):

	For the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
New CRE loan commitments	$105.1	$243.4	$171.0	$274.9	$245.1
New CRE preferred equity investment	—	8.7	—	—	—
Total CRE loan commitments and investments	105.1	252.1	171.0	274.9	245.1
Sales, payoffs and paydowns (1)	(256.8)	(136.9)	(67.4)	(203.1)	(171.2)
Previous commitments funded	7.9	11.3	13.0	13.3	15.5
New unfunded loan commitments and investments	(12.0)	(21.3)	(6.3)	(30.5)	(20.6)
Net CRE loans (repaid) funded	(155.8)	105.2	110.3	54.6	68.8

Acquired CRE loans (committed balance)	—	210.8	—	—	—
Payoffs and paydowns	(0.1)	(16.7)	—	—	—
Previous commitments funded	0.2	—	—	—	—
Acquired unfunded loan commitments	—	(14.0)	—	—	—
Net CRE loans acquired	0.1	180.1	—	—	—

Net CRE loans (repaid) funded and acquired	$(155.7)	$285.3	$110.3	$54.6	$68.8
(1)	Activity excludes legacy CRE loans.

SCHEDULE IV

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

ECONOMIC BOOK VALUE PER SHARE

(unaudited)

Management views economic book value, a non-GAAP measure, as a useful and appropriate supplement to GAAP stockholders' equity and common stock book value because it adjusts GAAP common stock book value to account for the face redemption amounts of the Company's outstanding preferred stock and convertible senior notes. The following table reconciles XAN's common stock book value per share to its economic book value per share at the dates presented:

	At September 30, 2019	At June 30, 2019	At March 31, 2019	At December 31, 2018	At September 30, 2018
Common stock book value	$14.12	$14.06	$14.06	$14.02	$14.23
Non-cash convertible senior notes' unamortized discounts	(0.28)	(0.30)	(0.33)	(0.35)	(0.38)
Preferred stock redemption values in excess of carrying values	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Economic book value	$13.71	$13.63	$13.60	$13.54	$13.72

SCHEDULE V

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Certain Loan Statistics

The following table presents information on XAN's allowance for CRE loan losses, which excludes fair value adjustments on a legacy CRE loan classified as assets held for sale, at the dates indicated (amounts in thousands, percentages based on amortized cost):

	September 30, 2019	December 31, 2018
	(unaudited)
Allowance for loan losses:
General allowance:
CRE whole loans	$1,460	$1,401
Total general allowance	1,460	1,401
Total allowance for loans	$1,460	$1,401
Allowance as a percentage of total loans	0.1%	0.1%

There was no specific allowance for loan losses at September 30, 2019 or December 31, 2018.

The following table presents unaudited CRE loan portfolio statistics at September 30, 2019, excluding a legacy CRE loan classified as assets held for sale (percentages based on carrying value at September 30, 2019):

Loan type:
Whole loans	98.3%
Preferred equity investments	1.4%
Mezzanine loan	0.3%
Total	100.0%

Collateral type:
Multifamily	54.7%
Office	13.5%
Hotel	12.3%
Retail	8.5%
Self-Storage	6.2%
Manufactured Housing	3.7%
Industrial	1.1%
Total	100.0%

Collateral by NCREIF U.S. region:
Mountain (1)	22.1%
Southwest (2)	19.7%
Southeast (3)	16.4%
Pacific (4)	13.4%
Mid Atlantic (5)	11.8%
Northeast (6)	10.5%
East North Central	5.0%
West North Central	1.1%
Total	100.0%
(1)	CRE loans in Arizona and Nevada represent 12.0% and 6.6%, respectively, of the total loan portfolio.
(2)	CRE loans in Texas represent 17.8% of the total loan portfolio.
(3)	CRE loans in Florida and Georgia represent 9.7% and 6.4%, respectively, of the total loan portfolio.
(4)	CRE loans in California represent 12.0% of the total loan portfolio.
(5)	CRE loans in South Carolina represent 5.2% of the total loan portfolio.
(6)	CRE loans in New York represent 5.1% of the total loan portfolio.